EXHIBIT 99.1

UNAUDITED RECONCILIATION OF FINANCIAL DATA

The following tables present the historical unaudited financial information for the Apollo Operating Group as of and for the three and nine month periods ended September 30, 2014. The Apollo Operating Group does not report audited or unaudited financial information on a stand-alone basis. Accordingly, the financial data presented herein for the Apollo Operating Group has been reconciled to Apollo Global Management, LLC’s financial statements for the relevant periods.

	For The Three Months Ended September 30, 2014
	Total Apollo Operating Group Consolidated	VIE and Consolidated Funds	Other(1)	Total Apollo Global Management, LLC Consolidated
	(dollars in thousands)
Statement of Operations
Revenues:
Advisory and transaction fees from affiliates, net	$71,321	$—	$(250)	$71,071
Management fees from affiliates	224,306	(31)	(16,978)	207,297
Carried interest income from affiliates	(57,973)	—	740	(57,233)
Total Revenues	237,654	(31)	(16,488)	221,135
Expenses:
Compensation and benefits:
Equity-based compensation	13,987	—	—	13,987
Salary, bonus and benefits	90,402	—	—	90,402
Profit sharing expense	(5,804)	—	—	(5,804)
Total Compensation and Benefits	98,585	—	—	98,585
Interest expense	7,389	—	—	7,389
Professional fees	17,578	358	—	17,936
General, administrative and other	23,372	280	—	23,652
Placement fees	8,760	—	—	8,760
Occupancy	9,916	—	—	9,916
Depreciation and amortization	10,894	—	256	11,150
Total Expenses	176,494	638	256	177,388
Other Income:
Net gains from investment activities	115	(103)	—	12
Net gains from investment activities of consolidated variable interest entities	—	(115,337)	16,489	(98,848)
Income (loss) from equity method investments	4,426	—	19	4,445
Interest income	1,880	363	—	2,243
Other income, net	10,012	—	1	10,013
Total Other Income	16,433	(115,077)	16,509	(82,135)
Income before income tax provision	77,593	(115,746)	(235)	(38,388)
Income tax provision	(1,285)	—	(28,091)	(29,376)
Net Income	76,308	(115,746)	(28,326)	(67,764)
Net income attributable to Non-controlling Interests	(45,752)	115,726	—	69,974
Net Income Attributable to Apollo Global Management, LLC	$30,556	$(20)	$(28,326)	$2,210

(1)	Includes eliminations for VIE and Fund consolidation and entities not included in the Apollo Operating Group.

	For The Nine Months Ended September 30, 2014
	Total Apollo Operating Group Consolidated	VIE and Consolidated Funds	Other(1)	Total Apollo Global Management, LLC Consolidated
	(dollars in thousands)
Statement of Operations
Revenues:
Advisory and transaction fees from affiliates, net	$248,172	$—	$(250)	$247,922
Management fees from affiliates	689,575	(91)	(45,976)	643,508
Carried interest income (loss) from affiliates	400,890	—	(7,633)	393,257
Total Revenues	1,338,637	(91)	(53,859)	1,284,687
Expenses:
Compensation and benefits:
Equity-based compensation	101,676	—	—	101,676
Salary, bonus and benefits	260,764	—	—	260,764
Profit sharing expense	258,933	—	—	258,933
Total Compensation and Benefits	621,373	—	—	621,373
Interest expense	15,027	—	—	15,027
Professional fees	56,502	1,097	—	57,599
General, administrative and other	72,779	842	—	73,621
Placement fees	14,035	—	—	14,035
Occupancy	30,237	—	—	30,237
Depreciation and amortization	33,192	—	792	33,984
Total Expenses	843,145	1,939	792	845,876
Other Income (Loss):
Net income (loss) from investment activities	8,948	204,938	—	213,886
Net gains (losses) from investment activities of consolidated variable interest entities	—	(61,135)	53,447	(7,688)
Income (loss) from equity method investments	64,047	—	(5,991)	58,056
Interest income (loss)	7,263	1,033	1	8,297
Other income (loss), net	27,229	—	2,553	29,782
Total Other Income (Loss)	107,487	144,836	50,010	302,333
Income (Loss) Before Income Tax Benefit (Provision)	602,979	142,806	(4,641)	741,144
Income tax benefit (provision)	(8,079)	—	(88,883)	(96,962)
Net Income (Loss)	594,900	142,806	(93,524)	644,182
Net income (loss) attributable to Non-controlling Interests	(361,341)	(136,815)	21	(498,135)
Net Income (Loss) Attributable to Apollo Global Management, LLC	$233,559	$5,991	$(93,503)	$146,047

(1)	Includes eliminations for VIE and Fund consolidation and entities not included in the Apollo Operating Group.

	As of September 30, 2014
	Total Apollo Operating Group Consolidated	VIE and Consolidated Funds	Other(1)	Total Apollo Global Management, LLC Consolidated
	(dollars in thousands)
Statement of Financial Data
Assets:
Cash and cash equivalents	$1,412,121	$—	$177	$1,412,298
Cash and cash equivalents held at Consolidated Funds	—	685	—	685
Restricted cash	7,520	—	—	7,520
Investments	822,342	2,177,282	(131,300)	2,868,324
Assets of consolidated variable interest entities
Cash and cash equivalents	—	901,910	—	901,910
Investments, at fair value	—	15,758,591	(1,548)	15,757,043
Other assets	—	569,012	(692)	568,320
Carried interest receivable	1,481,897	—	(49,623)	1,432,274
Due from Affiliates	321,016	—	(74,985)	246,031
Fixed assets, net	36,085	—	688	36,773
Deferred tax assets	16,260	—	642,612	658,872
Other assets	74,178	6,312	9,194	89,684
Goodwill	88,852	—	(39,609)	49,243
Intangible assets, net	68,628	—	—	68,628
Total Assets	$4,328,899	$19,413,792	$354,914	$24,097,605
Liabilities and Shareholders’ Equity
Liabilities:
Accounts payable and accrued expenses	$49,519	$523	$26,038	$76,080
Accrued compensation and benefits	119,349	—	—	119,349
Deferred revenue	316,177	—	—	316,177
Due to affiliates	41,646	2,500	539,171	583,317
Profit sharing payable	755,322	—	—	755,322
Debt	1,015,952	—	—	1,015,952
Liabilities of consolidated variable interest entities:
Debt, at fair value	—	14,110,993	(25,266)	14,085,727
Other liabilities	—	938,644	38	938,682
Due to affiliates	—	59,918	(59,918)	—
Other liabilities	31,922	6,167	—	38,089
Total Liabilities	2,329,887	15,118,745	480,063	17,928,695
Shareholders’ Equity:
Apollo Global Management, LLC shareholders’ Equity
Additional paid in capital	26,507	—	2,329,120	2,355,627
Accumulated deficit	852,854	2,175,756	(4,451,484)	(1,422,874)
Appropriated partners’ capital	—	1,102,495	(39,716)	1,062,779
Accumulated other comprehensive income (loss)	36,835	—	(37,153)	(318)
Total Apollo Global Management, LLC shareholders’ equity	916,196	3,278,251	(2,199,233)	1,995,214
Non-Controlling Interests in consolidated entities	14,575	1,016,796	2,074,084	3,105,455
Non-Controlling Interests in Apollo Operating Group	1,068,241	—	—	1,068,241
Total Shareholders’ Equity	1,999,012	4,295,047	(125,149)	6,168,910
Total Liabilities and Shareholders’ Equity	$4,328,899	$19,413,792	$354,914	$24,097,605

(1)	Includes eliminations for VIE and Fund consolidation and entities not included in the Apollo Operating Group.